Summary Prospectus – April 28, 2014, as amended September 15, 2014

JNL/Mellon Capital Consumer Brands Sector Fund
Class A and B

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLVariableFundLLC.  You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 28, 2014, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The objective of the Fund is total return through capital appreciation and dividend income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.65%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.45%
1 "Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser") and have been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$66	$208	$362	$810

Class B
1 year	3 years	5 years	10 years
$46	$144	$252	$567

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.

Period	Class A
1/1/2013 – 12/31/2013	20%

Period	Class B
1/1/2013 – 12/31/2013	20%

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets in the stocks in the MSCI USA IMI Consumer Discretionary Index in proportion to their market capitalization weighting in the MSCI USA IMI Consumer Discretionary Index.  Indexing offers a cost-effective investment approach to gaining broad market exposure over the long term.  The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the MSCI USA IMI Consumer Discretionary Index.  Indexing may eliminate the chance that a Fund will outperform the MSCI USA IMI Consumer Discretionary Index, but also may reduce some of the risk of active management, such as poor security selection.  As of April 30, 2014, the market capitalization range of the MSCI USA IMI Consumer Discretionary Index was $43.6 million to $132.5 billion.

The Fund's ability to achieve significant correlation with the performance of the MSCI USA IMI Consumer Discretionary Index may be affected by changes in shareholder flows, securities markets and changes in the composition of the MSCI USA IMI Consumer Discretionary Index.

Certain provisions of the 1940 Act and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.  Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

The Fund may also invest in a combination of exchange-traded funds ("ETFs") and cash to maintain correlation to its index, to assist with index re-balances, and to meet redemption or purchase requests.

The Fund is "non-diversified" under the 1940 Act, as amended, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

•
Index investing risk – The indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Fund performance may not exactly correspond with the performance of its index for a number of reasons, including, but not limited to, the timing of Fund portfolio transactions, shifts in the composition of the index, and Fund expenses.

•
Industry concentration risk – Greater emphasis or programmed concentration on investments in a particular industry may result in significant share value fluctuation in response to events affecting that industry.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies.
•
Non-diversification risk – The Fund is considered non-diversified.  As such, the Fund may invest in a limited number of issuers.  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

•	Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad measure of market performance.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Effective September 15, 2014, for consistency with the Fund's principal investment strategies, the Fund will replace the Dow Jones U.S. Consumer Services Index with the MSCI USA IMI Consumer Discretionary Index as the Fund's primary benchmark.

Annual Total Returns as of December 31

Class A
Best Quarter (ended 9/30/2009): 17.87%; Worst Quarter (ended 12/31/2008): -20.50%

Class B
Best Quarter (ended 9/30/2009): 17.89%; Worst Quarter (ended 12/31/2008): -20.39%

Average Annual Total Returns as of December 31, 2013
	1 year	5 year	10 year
JNL/Mellon Capital Consumer Brands Sector Fund (Class A)	41.11%	24.85%	8.87%
Dow Jones U.S. Consumer Services Index	42.17%	25.62%	9.53%

Average Annual Total Returns as of December 31, 2013
	1 year	5 year	Life of Class (March 5, 2004)
JNL/Mellon Capital Consumer Brands Sector Fund (Class B)	41.38%	25.09%	8.83%
Dow Jones U.S. Consumer Services Index	42.17%	25.62%	9.25%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Mellon Capital Management Corporation

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	2004	Portfolio Manager
Richard A. Brown	2004	Portfolio Manager
Thomas Durante	2010	Portfolio Manager

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund's shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.